UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):       October 4, 2024 (September 30, 2024)

PHOTRONICS INC.
(Exact Name of Registrant as Specified in its Charter)

Connecticut	001-39063	06-0854886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 Secor Road, Brookfield, CT 06804	06804
(Address of Principal Executive Offices),	(Zip Code)

Registrant’s Telephone Number, including Area Code:	(203) 775-9000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PLAB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Certain Officers

Photronics, Inc. (the “Company”) announces that Richelle Burr retired from her position as executive vice president, chief administrative officer, general counsel and secretary of the Company, effective September 30, 2024. The Company and Ms. Burr entered into a Separation, General Release, and Consulting Agreement (the “Separation Agreement”), pursuant to which Ms. Burr will receive (i) a payment of $516,086 (equal to her base salary for a 12 month period) payable in 26 equal installments in accordance with the Company’s current pay practices starting on the effective date of the Separation Agreement, and (ii) continued vesting through January 15, 2025 of 48,750 currently outstanding shares of restricted stock.  In addition, subject to Ms. Burr’s election of COBRA health care continuation coverage, the Company will pay the monthly COBRA premium for up to 12 months.

The Separation Agreement contains mutual general releases by Ms. Burr and the Company. Ms. Burr will also remain subject on a post-retirement basis to certain non-competition and non-solicitation and confidentiality provisions.

The Separation Agreement also contains provisions whereby Ms. Burr may consult on behalf of the Company if requested by the Company. Consistent with applicable law, the Separation Agreement will become effective on the eighth day following Ms. Burr’s execution of the Separation Agreement if she does not revoke her acceptance of the Separation Agreement within seven days of signing it.

The following description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Separation Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PHOTRONICS, INC. (Registrant)

By: /s/ Eric Rivera
Name: Eric Rivera
Title: EVP, Chief Financial Officer

Date: October 4, 2024